Exhibit 99.1
Total revenue increases 5 percent in third quarter of 2015
BBVA Compass reports earnings of $402 million for the first nine months of 2015, up 10 percent

◦	Total loans end the quarter at $60.9 billion, up 10 percent from prior year levels

◦	Total deposits increase 7 percent to $64.5 billion, fueled by a 12 percent increase in noninterest bearing deposits

◦	Strong business activity drives 4 percent increase in total revenue; revenue growth in third quarter balanced as both net interest income and noninterest income increase 5 percent

◦	Focus on driving efficiencies and disciplined expense management result in 1 percent decline in noninterest expenses

◦	Credit quality metrics at historical lows; net charge-off ratio at 18 basis points, nonperforming loan ratio at 75 basis points and coverage ratio strong at 159 percent
HOUSTON, October 30, 2015 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $402 million for the first nine months of 2015, a 10 percent increase compared to $364 million earned during the first nine months of 2014. Return on average assets and return on average tangible equity1 for the first nine months of 2015 were 0.62 percent and 7.64 percent, respectively.
Net income attributable to shareholder for the third quarter of 2015 was $125 million compared to the $143 million earned during the third quarter of 2014. Return on average assets and return on average tangible equity1 for the third quarter of 2015 were 0.56 percent and 6.96 percent, respectively.
“Our strong business activity allowed us to deliver solid revenue growth despite the continued challenging, low interest rate environment,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Total loans increased 10 percent and we have funded more than $13.3 billion in new loans to our customers so far this year. At the same time, total deposits increased 7 percent, fueled by a 12 percent increase in noninterest bearing demand deposits.”
“This level of activity also reflects our commitment to be at the forefront of the digital change sweeping the banking industry,” Sánchez said. “We’ve been able to quickly adapt our products and services to meet our customers’ changing needs due to our real-time platform and our work with digital disruptors.”
Total revenue increased 4 percent as both net interest income and noninterest income posted positive results. Net interest income increased 2 percent from prior year levels while income from fee-based businesses grew 7 percent. Revenue growth in the third quarter of 2015 was more balanced as both net interest income and noninterest income grew at 5 percent. Expense growth was well contained as improved efficiencies and disciplined expense management resulted in a 1 percent decrease in total noninterest expenses.
Sánchez noted that while balance sheet growth was robust, credit quality metrics continue to measure at historical lows. Net charge-offs as a percentage of average loans were 18 basis points for the first nine months of 2015, while the ratio of nonperforming loans to total loans at 75 basis points improved from both second quarter 2015 and third quarter 2014 levels. The coverage ratio that measures the amount of reserves to nonperforming loans remains strong at 159 percent.
“Our entire organization is committed to maintaining sound underwriting standards and a strong risk profile,” Sánchez said. “Importantly, each of our loan portfolios continue to perform well and within our expectations, including our energy portfolio. The prolonged period of low energy prices has, as expected, resulted in some modest, negative migration within internal classifications. But at this point we have not seen any deterioration that gives us undue concern and we remain comfortable with this conservatively underwritten and well-collateralized portfolio.”
Total shareholder’s equity ended the third quarter of 2015 at $12.4 billion, a 4 percent increase from $11.9 billion at the end of the third quarter of 2014. Each of the company’s regulatory capital ratios remain significantly above “well-capitalized” guidelines.
During the third quarter, BBVA Compass debuted the BBVA Compass ClearSpend prepaid Visa® debit card in response to the increasing use of prepaid debit cards across all ages and income levels. The card comes with a mobile budgeting app to give users better control of their financial lives. Real-time in-app mobile alerts contain information on transaction amounts and locations, current balances and category budgeting trends.

BBVA Compass also announced its new BBVA Compass Community Advisory Board. Made up of 19 community leaders from across the BBVA Compass franchise, as well as national leaders, the board is designed to help steer the bank’s efforts to better serve low-to moderate-income individuals and neighborhoods, and strengthen its community development programs.
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 672 branches, including 341 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (4th). BBVA Compass’ mobile app recently earned the Mobile Banking Leader in Functionality Award for the second consecutive year in the Javelin Strategy & Research’s Mobile Banking Financial Institution Scorecard. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group

Europe
Belgium / France / Germany / Italy / Portugal / Russia / Spain / Switzerland / Turkey / U.K.
North America
Mexico / USA
Asia - Pacific
Australia / China / Hong Kong / India / Indonesia / Japan / Singapore / South Korea / Taiwan / UAE
South America
Argentina / Bolivia / Brazil / Chile / Colombia / Paraguay / Peru / Uruguay / Venezuela

€ 746 billion in total assets	**65** million customers	**31** countries	**9,250** branches	**29,330** ATMs	**137,904** employees

Data at the end of September 2015. It includes Garanti starting July

BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 15, 2015, BBVA filed its annual report on Form 20-F for the year ended December 31, 2014, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2014, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2015, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		%	Nine Months Ended September 30,		%
	2015	2014	Change	2015	2014	Change
EARNINGS SUMMARY
Net interest income	$507,867	$481,968	5	$1,508,878	$1,476,041	2
Noninterest income [a]	226,640	216,578	5	680,366	633,911	7
Total revenue [a]	734,507	698,546	5	2,189,244	2,109,952	4
Investment securities gain, net	6,736	9,710	(31)	66,967	47,608	41
Gain (loss) on prepayment of FHLB advances	—	143	NM	(6,118)	(315)	NM
Provision for loan losses	29,151	3,869	653	117,331	86,387	36
Noninterest expense	536,250	533,142	1	1,578,605	1,597,271	(1)
Pretax income	175,842	171,388	3	554,157	473,587	17
Income tax expense	50,110	27,770	80	150,008	107,467	40
Net income	125,732	143,618	(12)	404,149	366,120	10
Net income attributable to noncontrolling interests	491	815	(40)	1,738	1,772	(2)
Net income attributable to shareholder	$125,241	$142,803	(12)	$402,411	$364,348	10

SELECTED RATIOS
Return on average assets	0.56%	0.73%		0.62%	0.65%
Return on average tangible equity [b]	6.96	8.48		7.64	7.41
Average common equity to average assets	13.72	15.3		13.95	15.56
Average loans to average total deposits	94.72	92.75		94.93	93.49
Common equity tier I capital (CET1) [c]	10.68	NA		10.68	NA
Tier I capital ratio [c]	10.75	11.25		10.75	11.25
Total capital ratio [c]	13.39	13.30		13.39	13.30
Leverage ratio [c]	8.69	9.58		8.69	9.58
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated. Figures for 2015 calculated using the applicable Transitional Basel III regulatory capital methodology. Figures for 2014 calculated using the applicable Basel I regulatory capital methodology in place at that time.

NM = Not meaningful
NA = Not applicable

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Nine Months			Ending Balance
	Ended September 30,		%	Ended September 30,		%	September 30,		%
	2015	2014	Change	2015	2014	Change	2015	2014	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$60,632,304	$55,349,649	10	$59,737,187	$53,751,488	11	$60,921,379	$55,200,115	10
Total investment securities	11,883,785	10,593,570	12	11,604,103	10,378,884	12	12,161,461	10,744,398	13
Earning assets	77,366,246	66,142,913	17	75,721,921	64,268,874	18	77,534,173	66,503,180	17
Total assets	89,761,730	77,909,087	15	87,588,735	75,774,391	16	89,360,000	79,192,189	13
Noninterest bearing demand deposits	19,311,966	17,039,477	13	18,749,621	16,349,912	15	19,060,016	16,979,235	12
Interest bearing transaction accounts	31,364,714	29,558,841	6	31,172,051	28,290,142	10	31,813,690	30,283,451	5
Total transaction accounts	50,676,680	46,598,318	9	49,921,672	44,640,054	12	50,873,706	47,262,686	8
Total deposits	64,012,429	59,675,681	7	62,925,579	57,494,671	9	64,492,396	60,270,958	7
Shareholder's equity	12,317,150	11,917,267	3	12,222,970	11,786,754	4	12,380,335	11,927,053	4

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2015			2014
	September 30	June 30	March 31	December 31	September 30
NONPERFORMING ASSETS
Nonaccrual loans [b]	$380,930	$395,350	$357,539	$322,654	$344,937
Loans 90 days or more past due [a]	73,588	69,710	70,750	71,454	76,196
TDRs 90 days or more past due	678	1,224	820	1,722	991
Total nonperforming loans [b]	455,196	466,284	429,109	395,830	422,124
Other real estate owned, net (OREO)	23,762	20,188	17,764	20,600	17,058
Other repossessed assets	3,331	4,255	3,823	$3,920	$3,618
Total nonperforming assets	$482,289	$490,727	$450,696	$420,350	$442,800

TDRs accruing and past due less than 90 days	$154,397	$155,592	$157,252	$161,261	$170,789

Covered loans [c]	458,066	473,842	488,560	495,190	580,756
Covered nonperforming loans [c]	43,192	44,664	45,581	48,071	56,221
Covered nonperforming assets [c]	45,569	47,085	47,598	51,989	59,609

Total nonperforming loans as a % of loans	0.75%	0.77%	0.73%	0.69%	0.76%
Total nonperforming loans as a % of loans, excluding covered loans	0.68	0.71	0.66	0.61	0.67
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.79	0.81	0.77	0.73	0.80
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.72	0.74	0.69	0.65	0.70
[a] Excludes loans classified as troubled debt restructuring (TDRs).
[b] Includes loans held for sale.
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2015			2014
	September 30	June 30	March 31	December 31	September 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$721,471	$701,864	$685,041	$695,878	$714,760
Net charge-offs (NCO)	28,500	26,542	25,208	30,751	22,751
Provision for loan losses	29,151	46,149	42,031	19,914	3,869
Balance at end of period	$722,122	$721,471	$701,864	$685,041	$695,878

Allowance for loan losses as a % of total loans	1.20%	1.20%	1.20%	1.19%	1.27%
Allowance for loan losses as a % of nonperforming loans [a]	158.64	154.73	163.56	173.06	164.85
Allowance for loan losses as a % of nonperforming assets [a]	149.73	147.02	155.73	162.97	157.15

Annualized as a % of average loans:
NCO - QTD	0.19	0.18	0.17	0.22	0.16
NCO - YTD	0.18	0.18	0.17	0.22	0.23
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,
	2015			2014
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,632,304	$555,713	3.64%	$55,349,649	$523,843	3.75%
Investment securities available for sale [a]	10,507,688	47,360	1.79	9,128,401	50,150	2.18
Investment securities held to maturity	1,366,529	10,119	2.94	1,428,009	9,871	2.74
Other earning assets	4,850,157	16,090	1.32	199,694	984	1.95
Total earning assets [a]	77,356,678	629,282	3.23	66,105,753	584,848	3.51
Allowance for loan losses	(725,871)			(712,811)
Unrealized gain (loss) on securities available for sale	9,568			37,160
Other assets	13,121,355			12,478,985
Total assets	$89,761,730			$77,909,087

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$6,949,920	$2,943	0.17	$7,079,309	$2,971	0.17
Savings and money market accounts	24,414,794	22,260	0.36	22,479,532	24,256	0.43
Certificates and other time deposits	13,158,735	42,990	1.30	12,956,374	39,478	1.21
Foreign office deposits	177,014	89	0.20	120,989	58	0.19
Total interest bearing deposits	44,700,463	68,282	0.61	42,636,204	66,763	0.62
FHLB and other borrowings	6,331,187	20,422	1.28	3,827,684	16,399	1.70
Federal funds purchased and securities sold under agreement to repurchase	677,351	2,506	1.47	838,802	447	0.21
Other short-term borrowings	4,370,077	11,129	1.01	51,290	394	3.05
Total interest bearing liabilities	56,079,078	102,339	0.72	47,353,980	84,003	0.70
Noninterest bearing deposits	19,311,966			17,039,477
Other noninterest bearing liabilities	2,053,536			1,598,363
Total liabilities	77,444,580			65,991,820
Shareholder's equity	12,317,150			11,917,267
Total liabilities and shareholder's equity	$89,761,730			$77,909,087

Net interest income/ net interest spread		526,943	2.51%		500,845	2.81%
Net yield on earning assets			2.70%			3.01%

Total taxable equivalent adjustment		19,076			18,877

Net interest income		$507,867			$481,968
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months Ended September 30,
	2015			2014
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$59,737,187	$1,659,303	3.71%	$53,751,488	$1,578,007	3.93%
Investment securities available for sale [a]	10,193,624	146,583	1.92	8,873,269	151,229	2.28
Investment securities held to maturity	1,366,299	29,782	2.91	1,465,399	30,310	2.77
Other earning assets	4,380,631	41,895	1.28	138,502	2,172	2.10
Total earning assets [a]	75,677,741	1,877,563	3.32	64,228,658	1,761,718	3.67
Allowance for loan losses	(707,459)			(707,630)
Unrealized gain (loss) on securities available for sale	44,180			40,216
Other assets	12,574,273			12,213,147
Total assets	$87,588,735			$75,774,391

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,281,588	$8,868	0.16	$7,269,983	$9,066	0.17
Savings and money market accounts	23,890,463	70,465	0.39	21,020,159	59,922	0.38
Certificates and other time deposits	12,832,859	123,546	1.29	12,733,405	111,717	1.17
Foreign office deposits	171,048	257	0.20	121,212	175	0.19
Total interest bearing deposits	44,175,958	203,136	0.61	41,144,759	180,880	0.59
FHLB and other borrowings	5,742,906	67,068	1.56	4,070,692	48,947	1.61
Federal funds purchased and securities sold under agreement to repurchase	832,854	5,534	0.89	885,147	1,384	0.21
Other short-term borrowings	3,973,734	36,668	1.23	27,183	516	2.54
Total interest bearing liabilities	54,725,452	312,406	0.76	46,127,781	231,727	0.67
Noninterest bearing deposits	18,749,621			16,349,912
Other noninterest bearing liabilities	1,890,692			1,509,944
Total liabilities	75,365,765			63,987,637
Shareholder's equity	12,222,970			11,786,754
Total liabilities and shareholder's equity	$87,588,735			$75,774,391

Net interest income/ net interest spread		1,565,157	2.56%		1,529,991	3.00%
Net yield on earning assets			2.77%			3.18%

Total taxable equivalent adjustment		56,279			53,950

Net interest income		$1,508,878			$1,476,041
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Nine Months			Three Months Ended
	Ended September 30,		%	2015			2014
	2015	2014	Change	September 30	June 30	March 31	December 31	September 30
NONINTEREST INCOME
Service charges on deposit accounts	$161,891	$165,886	(2)	$54,917	$53,690	$53,284	$56,799	$57,537
Card and merchant processing fees	83,918	81,459	3	29,024	28,711	26,183	26,432	28,682
Retail investment sales	77,574	83,053	(7)	26,055	26,373	25,146	25,424	27,645
Investment banking and advisory fees	84,975	63,226	34	17,842	36,799	30,334	24,229	18,750
Asset management fees	24,449	31,959	(23)	7,918	8,435	8,096	10,813	10,666
Corporate and correspondent investment sales	20,290	22,016	(8)	6,047	7,984	6,259	7,619	5,388
Mortgage banking income	21,269	18,924	12	554	12,556	8,159	5,627	8,498
Bank owned life insurance	13,527	12,807	6	4,345	4,394	4,788	5,809	4,603
Other	192,473	154,581	25	79,938	55,797	56,738	68,032	54,809
	680,366	633,911	7	226,640	234,739	218,987	230,784	216,578
Investment securities gains, net	66,967	47,608	41	6,736	27,399	32,832	5,434	9,710
Gain (loss) on prepayment of FHLB and other borrowings	(6,118)	(315)	NM	—	(3,569)	(2,549)	—	143
Total noninterest income	$741,215	$681,204	9	$233,376	$258,569	$249,270	$236,218	$226,431

NONINTEREST EXPENSE
Salaries, benefits and commissions	$796,333	$791,204	1	$268,362	$268,709	$259,262	$281,065	$265,334
FDIC indemnification expense	49,669	80,736	(38)	8,461	12,419	28,789	34,313	18,748
Professional services	152,462	148,652	3	54,784	51,119	46,559	59,027	52,463
Equipment	173,467	165,562	5	58,151	57,175	58,141	58,401	56,355
Net occupancy	119,187	118,514	1	39,525	40,382	39,280	39,865	39,357
Marketing	32,330	30,097	7	10,624	11,618	10,088	5,894	11,587
Communications	16,694	18,605	(10)	5,682	5,245	5,767	6,003	5,964
Amortization of intangibles	30,083	38,800	(22)	9,507	9,889	10,687	24,556	12,635
Other	208,380	205,101	2	81,154	63,080	64,146	74,357	70,699
Total noninterest expense	$1,578,605	$1,597,271	(1)	$536,250	$519,636	$522,719	$583,481	$533,142
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,317,150	$11,917,267	$12,222,970	11,786,754
Less: Goodwill and other intangibles (average)	5,147,993	5,198,332	5,148,781	5,176,840
Average tangible equity [B]	$7,169,157	$6,718,935	$7,074,189	6,609,914
Net income [A]	$125,732	$143,618	$404,149	366,120
Return on average tangible equity ([A]/[B], annualized)	6.96%	8.48%	7.64%	7.41%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended September 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,300	$3,930	$5,202	$130,370	$9,635	$25,471,882	$25,636,319	$3,990
Real estate – construction	1,565	117	426	5,712	2,247	2,305,284	2,315,351	(426)
Commercial real estate – mortgage	4,887	732	5,607	85,975	33,837	10,493,594	10,624,632	437
Residential real estate – mortgage	47,936	15,450	1,230	103,492	71,102	13,658,513	13,897,723	(299)
Equity lines of credit	8,988	4,675	2,411	33,436	—	2,326,898	2,376,408	2,087
Equity loans	6,485	1,807	985	15,104	37,785	549,982	612,148	384
Credit card	5,949	3,621	8,322	—	—	592,090	609,982	6,675
Consumer – direct	16,433	1,988	2,153	635	469	833,311	854,989	6,194
Consumer – indirect	60,018	12,901	4,213	6,053	—	2,818,418	2,901,603	8,970
Covered loans	4,303	3,347	43,039	153	—	407,224	458,066	488
Total loans	$171,864	$48,568	$73,588	$380,930	$155,075	$59,457,196	$60,287,221	$28,500
Loans held for sale	$416	$380	$—	$—	$—	$633,362	$634,158	$—

	At or Quarter Ended June 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$18,524	$7,037	$3,149	$147,051	$9,693	$24,767,734	$24,953,188	$1,869
Real estate – construction	148	512	1,157	7,777	2,212	2,425,025	2,436,831	(2,106)
Commercial real estate – mortgage	7,916	1,348	2,853	78,569	34,389	10,200,605	10,325,680	671
Residential real estate – mortgage	45,487	14,926	1,703	106,179	71,357	13,963,891	14,203,543	1,487
Equity lines of credit	7,833	4,370	2,515	33,757	—	2,304,225	2,352,700	3,608
Equity loans	5,202	1,553	1,147	16,175	38,998	576,051	639,126	(585)
Credit card	4,840	3,361	7,672	—	—	576,496	592,369	7,542
Consumer – direct	7,247	2,190	2,176	853	167	767,735	780,368	6,311
Consumer – indirect	47,676	8,895	2,810	4,853	—	3,185,345	3,249,579	7,593
Covered loans	5,930	3,640	44,528	136	—	419,608	473,842	152
Total loans	$150,803	$47,832	$69,710	$395,350	$156,816	$59,186,715	$60,007,226	$26,542
Loans held for sale	$—	$—	$—	$—	$—	$195,616	$195,616	$—

	At or Quarter Ended March 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$7,940	$3,981	$2,901	$95,318	$9,632	$24,329,192	$24,448,964	$4,437
Real estate – construction	5,275	450	392	7,781	2,237	2,309,360	2,325,495	(1,426)
Commercial real estate – mortgage	6,346	3,629	2,542	87,931	35,292	9,784,843	9,920,583	203
Residential real estate – mortgage	45,893	17,007	3,195	107,051	70,299	13,757,423	14,000,868	927
Equity lines of credit	10,615	4,602	1,995	34,597	—	2,274,075	2,325,884	1,943
Equity loans	5,387	1,728	703	18,313	40,432	568,732	635,295	371
Credit card	5,004	3,441	8,618	—	—	582,967	600,030	7,834
Consumer – direct	7,545	2,406	2,426	2,010	180	692,684	707,251	3,478
Consumer – indirect	34,444	6,726	2,576	4,102	—	3,057,685	3,105,533	6,568
Covered loans	6,582	3,872	45,402	179	—	432,525	488,560	873
Total loans	$135,031	$47,842	$70,750	$357,282	$158,072	$57,789,486	$58,558,463	$25,208
Loans held for sale	$—	$—	$—	$257	$—	$198,231	$198,488	$—

	At or Quarter Ended December 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,829	$5,765	$1,610	$61,157	$10,127	$23,739,049	$23,828,537	$712
Real estate – construction	1,954	994	477	7,964	2,112	2,141,151	2,154,652	(1,539)
Commercial real estate – mortgage	9,813	4,808	628	89,736	39,841	9,732,380	9,877,206	3,180
Residential real estate – mortgage	45,279	16,510	2,598	108,357	69,408	13,680,504	13,922,656	3,848
Equity lines of credit	9,929	4,395	2,679	32,874	—	2,254,907	2,304,784	2,128
Equity loans	6,357	3,268	997	19,029	41,197	564,120	634,968	755
Credit card	5,692	3,921	9,441	—	—	611,402	630,456	8,209
Consumer – direct	9,542	1,826	2,296	799	298	638,166	652,927	4,756
Consumer – indirect	35,366	7,935	2,771	2,624	—	2,821,712	2,870,408	8,367
Covered loans	6,678	4,618	47,957	114	—	435,823	495,190	335
Total loans	$141,439	$54,040	$71,454	$322,654	$162,983	$56,619,214	$57,371,784	$30,751
Loans held for sale	$240	$—	$—	$—	$—	$154,576	$154,816	$—

	At or Quarter Ended September 30, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$12,846	$3,261	$838	$79,577	$10,444	$22,403,990	$22,510,956	$(414)
Real estate – construction	526	109	464	9,928	672	1,966,085	1,977,784	(977)
Commercial real estate – mortgage	7,716	3,129	3,448	92,718	43,023	9,348,527	9,498,561	247
Residential real estate – mortgage	37,711	20,447	2,474	104,192	72,590	13,369,402	13,606,816	3,223
Equity lines of credit	8,046	3,966	3,308	34,115	—	2,210,126	2,259,561	2,221
Equity loans	5,624	2,746	1,068	18,637	42,595	558,377	629,047	1,142
Credit card	5,566	3,718	8,774	—	—	612,942	631,000	7,570
Consumer – direct	7,751	1,678	1,984	402	57	598,108	609,980	4,482
Consumer – indirect	30,348	6,379	1,389	1,596	—	2,665,060	2,704,772	4,553
Covered loans	9,741	4,512	52,449	3,772	2,399	507,883	580,756	704
Total loans	$125,875	$49,945	$76,196	$344,937	$171,780	$54,240,500	$55,009,233	$22,751
Loans held for sale	$—	$—	$—	$—	$—	$190,882	$190,882	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2015			2014
	September 30	June 30	March 31	December 31	September 30
Assets:
Cash and due from banks	$3,898,257	$3,353,177	$3,664,182	$2,764,345	$4,643,636
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	479,207	512,244	300,175	624,060	271,898
Cash and cash equivalents	4,377,464	3,865,421	3,964,357	3,388,405	4,915,534
Trading account assets	4,193,506	4,879,125	3,680,427	2,834,397	515,136
Investment securities available for sale	10,803,660	10,392,484	10,101,828	10,237,275	9,326,413
Investment securities held to maturity	1,357,801	1,375,075	1,373,542	1,348,354	1,417,985
Loans held for sale	634,158	195,616	198,488	154,816	190,882
Loans	60,287,221	60,007,226	58,558,463	57,371,784	55,009,233
Allowance for loan losses	(722,122)	(721,471)	(701,864)	(685,041)	(695,878)
Net loans	59,565,099	59,285,755	57,856,599	56,686,743	54,313,355
Premises and equipment, net	1,309,009	1,315,020	1,332,539	1,351,479	1,333,008
Bank owned life insurance	697,023	698,773	694,370	694,335	695,842
Goodwill	5,060,197	5,060,161	5,046,847	5,046,847	5,060,924
Other intangible assets	40,701	50,208	60,097	70,784	82,840
Other real estate owned	23,762	20,188	17,764	20,600	17,058
Other assets	1,297,620	1,332,923	1,148,883	1,318,392	1,323,212
Total assets	$89,360,000	$88,470,749	$85,475,741	$83,152,427	$79,192,189
Liabilities:
Deposits:
Noninterest bearing	$19,060,016	$19,048,273	$18,599,702	$17,169,412	$16,979,235
Interest bearing	45,432,380	43,451,096	44,300,979	44,020,304	43,291,723
Total deposits	64,492,396	62,499,369	62,900,681	61,189,716	60,270,958
FHLB and other borrowings	6,216,425	6,778,066	4,919,141	4,809,843	4,551,050
Federal funds purchased and securities sold under agreements to repurchase	639,259	623,400	909,683	1,129,503	809,053
Other short-term borrowings	4,167,897	4,982,154	3,377,694	2,545,724	246,835
Accrued expenses and other liabilities	1,463,688	1,360,698	1,206,612	1,474,067	1,387,240
Total liabilities	76,979,665	76,243,687	73,313,811	71,148,853	67,265,136
Shareholder’s Equity:
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,246,072	15,245,414	15,278,877	15,285,991	15,333,316
Retained deficit	(2,859,770)	(2,985,011)	(3,121,071)	(3,262,181)	(3,364,389)
Accumulated other comprehensive loss	(37,789)	(64,672)	(27,654)	(51,357)	(73,846)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,350,743	12,197,961	12,132,382	11,974,683	11,897,311
Noncontrolling interests	29,592	29,101	29,548	28,891	29,742
Total shareholder’s equity	12,380,335	12,227,062	12,161,930	12,003,574	11,927,053
Total liabilities and shareholder’s equity	$89,360,000	$88,470,749	$85,475,741	$83,152,427	$79,192,189

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2015			2014
	September 30	June 30	March 31	December 31	September 30
Interest income:
Interest and fees on loans	$540,517	$531,394	$543,842	$547,309	$509,766
Interest on investment securities available for sale	46,646	48,204	48,208	45,786	48,363
Interest on investment securities held to maturity	6,953	6,924	6,702	6,860	6,862
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	1,659	1,362	996	566	47
Interest on trading account assets	14,431	13,832	9,614	5,696	933
Total interest income	610,206	601,716	609,362	606,217	565,971
Interest expense:
Interest on deposits	68,282	65,201	69,653	71,034	66,763
Interest on FHLB and other borrowings	20,422	27,540	19,106	20,010	16,399
Interest on federal funds purchased and securities sold under agreements to repurchase	2,506	1,702	1,326	918	447
Interest on other short-term borrowings	11,129	15,291	10,248	4,802	394
Total interest expense	102,339	109,734	100,333	96,764	84,003
Net interest income	507,867	491,982	509,029	509,453	481,968
Provision for loan losses	29,151	46,149	42,031	19,914	3,869
Net interest income after provision for loan losses	478,716	445,833	466,998	489,539	478,099
Noninterest income:
Service charges on deposit accounts	54,917	53,690	53,284	56,799	57,537
Card and merchant processing fees	29,024	28,711	26,183	26,432	28,682
Retail investment sales	26,055	26,373	25,146	25,424	27,645
Investment banking and advisory fees	17,842	36,799	30,334	24,228	18,750
Asset management fees	7,918	8,435	8,096	10,813	10,666
Corporate and correspondent investment sales	6,047	7,984	6,259	7,619	5,388
Mortgage banking income	554	12,556	8,159	5,627	8,498
Bank owned life insurance	4,345	4,394	4,788	5,809	4,603
Investment securities gains, net	6,736	27,399	32,832	5,434	9,710
Gain (loss) on prepayment of FHLB and other borrowings	—	(3,569)	(2,549)	—	143
Other	79,938	55,797	56,738	68,033	54,809
Total noninterest income	233,376	258,569	249,270	236,218	226,431
Noninterest expense:
Salaries, benefits and commissions	268,362	268,709	259,262	281,065	265,334
FDIC indemnification expense	8,461	12,419	28,789	34,313	18,748
Professional services	54,784	51,119	46,559	59,027	52,463
Equipment	58,151	57,175	58,141	58,401	56,355
Net occupancy	39,525	40,382	39,280	39,865	39,357
Marketing	10,624	11,618	10,088	5,894	11,587
Communications	5,682	5,245	5,767	6,003	5,964
Amortization of intangibles	9,507	9,889	10,687	24,556	12,635
Other	81,154	63,080	64,146	74,357	70,699
Total noninterest expense	536,250	519,636	522,719	583,481	533,142
Net income before income tax expense	175,842	184,766	193,549	142,276	171,388
Income tax expense	50,110	48,116	51,782	39,864	27,770
Net income	125,732	136,650	141,767	102,412	143,618
Less: net income attributable to noncontrolling interests	491	590	657	204	815
Net income attributable to shareholder	$125,241	$136,060	$141,110	$102,208	$142,803